Supplement Dated May 3, 2019
To The Prospectus Dated April 29, 2019

JNL® Series Trust

Please note that the below change applies to the fund underlying your variable annuity product(s).

Effective June 24, 2019, the JNL/Vanguard Small Company Growth Fund will be closed to new and existing investors.

Distributions of dividends and realized capital gains will continue to automatically be reinvested in additional shares.

For additional information, please see the Supplement dated May 3, 2019 to your product prospectus.

This Supplement is dated May 3, 2019.